Investor Presentation November 14, 2004

Certain statements contained in this presentation that are not related to historical results, are forward^looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward^looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward^looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease^up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company's Form 10^K. Subsequent written and oral forward^looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10^K and in other reports we filed with Securities and Exchange Commission. Safe Harbor

Corporate Overview Who we are... Kramont Realty Trust (NYSE:KRT) is a self- administered, self-managed equity real estate investment trust (REIT). What we do... The Trust owns, manages, develops and redevelops neighborhood and community shopping centers with merchants who provide life's essentials-groceries, health and beauty products, family apparel and financial and personal services. What we're made of... The company owns, operates, manages and has under development 93 properties in 16 states comprising 12.6 million square feet of gross leasable area.

Strategy Corporate Mission To be the provider of choice for shopping center tenants through developing exceptional customer/tenant relationships. Core Values Service that Exceeds Expectations Creation of Shareholder Value Commitment to Excellence Efficiency Honesty & Integrity Mutual Respect & Professionalism

Strategy Goal Maximize shareholder value from investments in and active management of shopping centers.

Strategy Goal We will achieve our goal through: Purchasing, developing and repositioning shopping centers. Setting the standard of service to tenants, shareholders, customers and employees. Innovation, creativity and a focus on increasing shareholder value.

Management & Governance Senior management has an average of 28 years of real estate experience. Kramont has a lean, agile employee base: 13 senior officers 150+ employees

Management & Governance Kramont is a fully integrated operating company including in-house departments: Leasing Legal Development Marketing Asset Management Property Management Investment Management Finance & Accounting

Senior Management Team Louis P. Meshon, Sr. President & CEO George Demuth EVP, COO Carl Kraus SVP, CFO, CIO Charles Morroney SVP, Asset & Investment Mgmt. Jeff Hipple SVP, Investment Mgmt. Ed Kochman SVP, Administration Etta Strehle SVP, CAO

Senior Management Team Michael Moss VP, Leasing John Guminski VP, Property Mgmt. Basil Donnelly VP, General Counsel Mary Gannon VP, Secretary Michael Mortimer VP, Controller & Asset Mgmt. Pablo Medeiros VP, Development & Construction

Management & Governance Committed to ethical stewardship and financial transparency as an NYSE public company. Audit, compensation & nominating committees are comprised exclusively of independent Trustees.

Portfolio

Net Operating Income By Region Mid- Atlantic South Central New England

Portfolio Characteristics Average Center Size: 132,642 square feet

Portfolio Characteristics 87% of Kramont centers are Grocery, Value and/or Drug store anchored

Occupancy Overall portfolio occupancy is 88%. Excluding four properties in redevelopment, occupancy is 91%.

Occupancy (excluding properties in redevelopment)

Top 10 Tenants - Fixed Minimum Rent (as of Sep 30, 2004) Total Annual % FMR Rent of KRT Total 1 Ahold $ 5,393,078 5.95% 2 Wal - Mart $ 5,318,556 5.87% TJX Companies $ 2,891,961 3.19% Kmart $ 2,295,832 2.53% ShopRite $ 1,758,542 1.94% Kohl's $ 1,583,730 1.75% Regal Entertainment $ 1,238,640 1.37% Food Lion $ 997,468 1.10% Sports Authority $ 931,964 1.03% Clemens Markets, Inc. $ 910,093 1.00% TOTALS $23,319,863 25.75%

Top 10 Tenants - Gross Leasable Area (GLA) (as of Sep 30, 2004) Total Square % Square Feet Feet of KRT Total Wal - Mart 1,085,464 9.56% Ahold 666,562 5.87% Kmart 568,183 5.00% TJX Companies 325,838 2.87% Kohl's 174,240 1.53% ShopRite 167,786 1.48% Food Lion 145,123 1.28% Regal Entertainment 132,475 1.17% Home Depot 130,909 1.15% Peebles 130,751 1.15% TOTALS 3,527,331 31.05%

Lease Expirations As a % of overall GLA (as of Sep 30, 2004)

$65.25 million total activity Acquisitions 2004

302,000 square foot center located just east of I-84 near the intersection of Tolland Turnpike & Butler Street. The center is anchored by Outlet Marketplace, Chuck E. Cheese's, K&G Menswear, Party Warehouse & Tutor Time. $28.2 million in August 2004 Acquisitions 2004 The Plaza at Burr Corners (Manchester, Connecticut)

223,000 square foot shopping center located just south of Market Street on 25th street in the heart of Harrisburg. The center is anchored by Giant Food & A.J. Wright. $17.3 million in August 2004 Acquisitions 2004 Kline Plaza (Harrisburg, Pennsylvania)

203,000 square foot center located just north of the Mass Turnpike (I-90) and Route 20. Anchored by Super Stop & Shop, Building #19 and A.J. Wright. $19.75 million in February 2004 Acquisitions 2004 Perkins Farm Marketplace (Worcester, Massachusetts)

$117 million of total activity: $47 million wholly owned $70 million in joint venture Acquisitions 2003

Coral Hills Shopping Center in Capitol Heights, Maryland in June 2004: $6.95 million. Net proceeds of $1.1 million after debt assumption of $5.2 million and other closing costs. Sold an $8.2 million mortgage note receivable for $10.4 million in June 2004. Dispositions 2004

Total of $17 million in net proceeds from sale of non-core assets. Dispositions 2003

Asset Enhancement

Asset Enhancement Barn Plaza (Doylestown, Pennsylvania) 238,000 sq. ft. Before

Proactively recaptured underperforming supermarket space. Negotiated a $2.6 million use restriction fee from tenant. Leased 88,000 sq. ft. to Kohl's (57% increase from the former supermarket) Complete facade renovation. Asset Enhancement Barn Plaza (Doylestown, Pennsylvania) 238,000 sq. ft.

Before Asset Enhancement Shoppes at Valley Forge (Phoenixville, Pennsylvania) 174,000 sq. ft.

Renovated and "de- malled". Proactively recaptured space from Ames. Leased 60,000 square feet to Redner's Redner's lease is guaranteed by SuperValu, a Fortune 100 company and the nation's leading food distributor. Asset Enhancement Shoppes at Valley Forge (Phoenixville, Pennsylvania) 174,000 sq. ft.

Asset Enhancement Village Oaks (Pensacola, Florida) 172,000 sq. ft. Before

New Bealls department Store replaced former Wal-Mart store. PETsMART under construction with a planned December 2004 opening. Asset Enhancement Village Oaks (Pensacola, Florida) 172,000 sq. ft.

Asset Enhancement Bristol Commerce Park (Bristol (Bucks County, Pennsylvania) 278,000 sq. ft. Before

Asset Enhancement Bristol Commerce Park (Bristol (Bucks County, Pennsylvania) 278,000 sq. ft. Aggressively recaptured space from Ames prior to its liquidation. Leased 118,000 square feet to Wal- Mart in the expanded Ames space. Facade renovation.

Asset Enhancement Bethlehem Square (Bethlehem, Pennsylvania) 387,000 sq. ft. Before

Wal-Mart opened in 86,000 sq. ft. complementing the existing Home Depot & T.J. Maxx. Giant Supermarket replaced an existing grocer who needed to vacate. Dominant center in its trade area. Asset Enhancement Bethlehem Square (Bethlehem, Pennsylvania) 387,000 sq. ft.

Asset Enhancement Other Completed Developments Marlton Crossing (Marlton, New Jersey) Groton Square (Groton, Connecticut) Valley Fair (Devon, Pennsylvania) Whitehall Square (Allentown, Pennsylvania) Park Centre (Columbia, South Carolina)

Asset Enhancement Leasing to Key National, Regional & Local Tenants Panera Bread Starbucks Staples Wal-Mart Over 1,500 tenants doing business in Kramont centers

New Development

New Development Ocean Heights Shopping Center (Somers Point, New Jersey) ShopRite previously operated in 54,000 square feet at this location. 194,000 square foot shopping center. Anchored by an 81,000 square foot Super ShopRite Supermarket ShopRite Opened October 27, 2004

New Development Ocean Heights Shopping Center (Somers Point, New Jersey)

New Development Ocean Heights Shopping Center (Somers Point, New Jersey)

Balance Sheet Improvement & Financial Results

Balance Sheet Improvement & Financial Results Modification & Extension of $125 Million Credit Facility Reduction in interest rate margin to LIBOR plus 130 to LIBOR plus 175 basis points, a reduction of approximately 50 basis points. May be increased to $200 million through September 2006. Maturity extended to December 2007. Addition of $20 million swing- line feature.

Balance Sheet Improvement & Financial Results Over $130.0 million of capital raised since 2002: $31.3 million of common shares in May 2002. $29.4 million of common shares in December 2002. $60.0 million of 8.25% preferred shares in December 2003. $10.0 million of 8.25% preferred shares in February 2004.

Balance Sheet Improvement & Financial Results 8.25% Series E Cumulative Preferred Shares Sold $60 million of 8.25% Series E Cumulative Preferred Shares on December 30, 2003. Shares were issued for the redemption of $41.3 million of 9.5% Series D Preferred Shares. Sold 400,000 Series E Shares to certain clients of Cohen & Steers Capital Management, Inc. on February 27, 2004 for an effective yield of 8.10%

Balance Sheet Improvement & Financial Results Total Market Cap of Over $1 Billion Common Shares Common OP Units Preferred A Preferred B Preferred D Preferred E Debt ($) Billions

Balance Sheet Improvement & Financial Results Market Capitalization $1.115 Billion (Sep 30, 2004) Debt Common Shares & OP Units Preferred Shares ($ millions)

Balance Sheet Improvement & Financial Results Debt to Total Market Capitalization

Balance Sheet Improvement & Financial Results Debt - Blended Interest Rates

Balance Sheet Improvement & Financial Results Debt Maturities As of Sep 30 2004

Balance Sheet Improvement & Financial Results Top 5 Institutional Owners (as of Sep 30, 2004) Institution Shares Owned % of Shares Outstanding 1 Cohen & Steers 3,558,500 14.74 2 Vanguard Group 938,978 3.89 3 Barclays Bank PLC 927,418 3.84 4 Kensington Investment Group 702,100 2.91 5 State Street Corp. 365,572 1.51

Balance Sheet Improvement & Financial Results Institutional Ownership (as of Sep 30, 2004)

Balance Sheet Improvement & Financial Results FFO Total Per Share Average Diluted 13,858 18,816 20,401 23,812 24,156 Outstanding Shares (thousands) *excluding one-time charge for Preferred Share Redemption (see notes for details)

Balance Sheet Improvement & Financial Results Dividend $1.30

Balance Sheet Improvement & Financial Results Share Price Appreciation (based on common share closing price) Merger Date 06/16/00 12/31/01 12/31/02 12/31/03 10/31/04 Price $9.94 $14.60 $14.65 $18.10 $18.86 Yield 12.78% 8.9% 8.87% 7.18% 6.89%

Balance Sheet Improvement & Financial Results Peer Comparisons Kramont (1) Equity REITs (2) Shopping Ctr. Eq. REITs (2) Russell 2000 (3) S&P 500 (4) NYSE (5) Dow Jones (6) 1 Source: NAREIT 2 Shopping center REITs only (no regional mall or free standing REITs) 3 Source: Russell (www.russell.com) 4 Source: Standard & Poors (www.standardandpoors.com) 5 Source: New York Stock Exchange 6 Source: Dow Jones & Company (www.djindexes.com)

The Future

Grow FFO Reduce leverage Execute redevelopments Complete accretive acquisitions Divest of non-core assets The Future

Notes

Notes

Notes

Notes

Notes